Report of Independent
Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Managed Allocation
Portfolios

In planning and performing
our audits of the financial
statements of Federated Balanced
Allocation Fund, Federated
Target ETF Fund 2015, Federated
Target ETF Fund 2025 and
Federated Target ETF Fund 2035
(collectively, the "Funds"),
each a portfolio of Federated
Managed Allocation Portfolios,
as of and for the year ended
November 30, 2008, in accordance
with the standards of the
Public Company Accounting
Oversight Board (United States),
we
considered the Funds' internal
control over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
 with the requirements of Form
N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds'
internal control over financial
reporting. Accordingly, we express
no such opinion.

Management of the Funds is
responsible for establishing
and maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
 A
company's internal control over
financial reporting includes
those policies and procedures
that (1)
pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions
of the assets of the company;
(2) provide reasonable assurance
that
transactions are recorded as
necessary to permit preparation of
 financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company
are being made in accordance with
authorizations of management and
directors of the company;
and (3) provide reasonable assurance
regarding prevention or timely
detection of the unauthorized
acquisition, use, or disposition of
the company's assets that could
have a material affect on the
financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also, projections
of any evaluation of effectiveness
 to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
 detect misstatements on a timely
 basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of
the Funds' annual or interim
financial statements will not
be prevented or detected on a timely
basis.

Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public
Company Accounting Oversight Board
(United States). However, we
noted no deficiencies in the
Fund's internal control over
financial reporting and its
operation, including controls over
safeguarding securities that
we consider to be a material
weakness as defined above as of
November 30, 2008.

This report is intended solely
for the information and use of
management and the Board of
Trustees of Federated Managed
Allocation Portfolios and the
Securities and Exchange
Commission and is not intended
to be and should not be
used by anyone other than those
specified parties.





/s/ KPMG LLP
Boston, Massachusetts
January 23, 2009